Exhibit 99.1                                                 Date: June 14, 2018

Form 3 List of Reporting Owners and Signature Page

Name of designated filer: EDWARD A. GILHULY

Other joint filers: Sageview Capital LP, Sageview Capital Master, L.P., Sageview
Avalara Partners, L.P., Sageview Avalara Partners I, L.P., Sageview Capital MGP,
LLC, Stuart, Scott M., Sageview Capital GenPar, LP, Sageview Capital GenPar,
Ltd., Sageview Capital Partners (A), LP, Sageview Capital Partners (B), LP,
Sageview Partners (C) (Master), LP

Address for each joint filer is: c/o Sageview Capital LP, 55 Railroad Avenue,
First Floor, Greenwich, Connecticut 06830

Issuer Name and Ticker or Trading Symbol: Avalara, Inc. (AVLR)

                SAGEVIEW CAPITAL LP

                    /s/ DINO VERARDO
                    ---------------------------------
                    By: Dino Verardo
                    Title: Vice President of General Partner

                SAGEVIEW CAPITAL MASTER, L.P.

                    /s/ DINO VERARDO
                    ---------------------------------
                    By: Dino Verardo
                    Title: Vice President of General Partner

                SAGEVIEW AVALARA PARTNERS, L.P.

                    /s/ DINO VERARDO
                    ---------------------------------
                    By: Dino Verardo
                    Title: Vice President of General Partner

                SAGEVIEW AVALARA PARTNERS I, L.P.

                    /s/ DINO VERARDO
                    ---------------------------------
                    By: Dino Verardo
                    Title: Vice President of General Partner

                SAGEVIEW CAPITAL MGP, LLC

                    /s/ DINO VERARDO
                    ---------------------------------
                    By: Dino Verardo
                    Title: Vice President

                SCOTT M. STUART

                    /s/ SCOTT M. STUART
                    ---------------------------------

                SAGEVIEW CAPITAL GENPAR, LP

                    /s/ DINO VERARDO
                    ---------------------------------
                    By: Dino Verardo
                    Title: Vice President of General Partner

                SAGEVIEW CAPITAL GENPAR, LTD.

                    /s/ DINO VERARDO
                    ---------------------------------
                    By: Dino Verardo
                    Title: Vice President of General Partner

                SAGEVIEW CAPITAL PARTNERS (A), LP

                    /s/ DINO VERARDO
                    ---------------------------------
                    By: Dino Verardo
                    Title: Vice President of General Partner

                SAGEVIEW CAPITAL PARTNERS (B), LP

                    /s/ DINO VERARDO
                    ---------------------------------
                    By: Dino Verardo
                    Title: Vice President of General Partner

                SAGEVIEW PARTNERS (C) (MASTER), LP

                    /s/ DINO VERARDO
                    ---------------------------------
                    By: Dino Verardo
                    Title: Vice President of General Partner